UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2023

KENILWORTH SYSTEMS CORPORATION
(Exact name of Registrant as Specified in its Charter)

Wyoming	0-08962	84-1641415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

721 Beach Street, Daytona Beach FL 32114

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 372-6900

185 Willis Ave., Mineola, NY 11501

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 30, 2023, the Company completed a Share Exchange in which it acquired a 60% controlling equity interest in Regenecell, Inc., a Florida corporation which has been newly-formed and is engaged in the business of medical travel consulting and referral services. The Founder and President of Regenecell, Steven Swank, exchanged 600,000 of his Shares of Common Stock of Regenecell, Inc. for 2,000,000 Shares of Common Stock of the Company in a tax-free exchange. As a result of this transaction, of the total 1,000,000 Shares of Common Stock of Regenecell, Inc. authorized, issued, and outstanding, the Company owns 600,000 Shares representing 60%, and Mr. Swank owns the remaining 400,000 Shares, representing a 40% minority interest.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2023, Steven Swank was appointed as a Director and Secretary of the Company following the acquisition by the Company of a 60% controlling interest in Regenecell, Inc., a Company of which Mr. Swank was the President and Founder.

Mr. Swank, age 83, has been involved with many companies throughout his career, with management roles in various companies in the real estate, technology, bioscience, and textile industries, and most recently founded Regenecell, Inc. in June, 2023. A graduate of St. Petersburg (FL) Junior College, Mr. Swank also served with the Indiana National Guard from 1963 to 1969.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

REGENECELL INC. Audited Report & Financial Statements For the period June 1, 2023, and September 30, 2023

2

REGENECELL, INC.

Report of an Independent Registered Public Accounting Firm

To the shareholders and the board of directors of Regenecell, Inc

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Regenecell, Inc (the “Company”) from the period of June 1, 2023, to September 30, 2023, the related  statements of operations, changes in shareholders’ equity and cash flows, for each of the period ended June 1, 2023, to September 30 2023, and the related notes collectively referred to as the “financial statements.

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of September 30, 2023, and the results of its operations and its cash flows for the period ended September 30, 2023, in conformity with U.S. generally accepted accounting principles.

Going Concern

The accompanying financial statements have been prepared assuming the company will continue as a going concern as disclosed in Note 3 to the financial statement, the Company has continuously incurred a net loss of $(45,872) for the period ended September 30, 2023, and a negative working capital deficit of $(43,672) The continuation of the Company as a going concern through September 30, 2023, is dependent upon improving the profitability and the continuing financial support from its stockholders. Management believes the existing shareholders or external financing will provide additional cash to meet the Company’s obligations as they become due.

These factors raise substantial doubt about the company’s ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of the uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion

OLAYINKA OYEBOLA & CO.

 (Chartered Accountants)

We have served as the Company’s auditor since 2023.

September 30, 2023.

Lagos Nigeria

F-1

REGENECELL, INC.

 BALANCE SHEETS

September 30, 2023
ASSETS
Current Assets:
Cash	$14,628

Total Assets	$14,628

LIABILITIES AND STOCKHOLDER’S EQUITY(DEFICIT)
Current Liabilities:
Note Payables	$58,300
Total Liabilities	58,300

Stockholders’ Equity:
Common stock, par value $0.001 per share, 500,000 shares authorized; 500,000 shares issued and outstanding as of September 30, 2023.	500
Additional paid-in capital	1,700
Accumulated deficit	(45,872)
Total stockholders’ equity	(43,672)
Total Liabilities and Stockholder’s Equity	$14,628

The accompanying notes are an integral part of these financial statements.

F-2

REGENECELL, INC.

 STATEMENTS OF OPERATIONS

From inception to Period Ended September 30, 2023

Revenue	$31,000
Cost of revenue	-
Gross profit	31,000

Operating Expenses:

Professional fees	-
General and administrative	76,872
Total operating expenses	76,872
Income (Loss) from Operations	45,872

Other income/(expense)	-
Income (loss) before income tax provision	(45,872)
Income tax provision	-
Net Income (Loss)	$(45,872)

Net Loss Per Common Share:
Net Loss per common share - Basic and Diluted	$(0.091)

Outstanding - Basic and Diluted	500,000

The accompanying notes are an integral part of these financial statements.

F-3

REGENECELL, INC.

 STATEMENTS OF STOCKHOLDERS’ EQUITY

	Common stock		Additional Paid-in	Accumulated
Description	Shares	Amount	Capital	Deficit	Total

Balance – June 1, 2023	-	$-	$-	$-	$-
Common shares issued	500,000	500	-	-	500
Additional paid in capital	-	-	1,700	-	1,700

Accumulated deficit	-	-	-	(45,872)	(45,872)
Balance – September 30, 2023	500,000	$500	$1,700	$(45,872)	$(43,672)

The accompanying notes are an integral part of these financial statements.

F-4

REGENECELL, INC.

 STATEMENTS OF CASH FLOWS

Period Ended September 30, 2023
Operating Activities:
Net loss	$(45,872)
Adjustments to reconcile net loss to net cash used in operating activities:

Net Cash Provided (Used) by Operating Activities	(45,872)

Investing Activities:
Net Cash Used in Investing Activities	-

Financing Activities:
Common Stock issued	500
Note payables	58,300
Additional paid in capital	1,700
Net Cash Provided by Financing Activities	60,500

Net Change in Cash	14,628
Cash - Beginning of Period
Cash - End of Period	$14,628

Cash paid during the period for:
Interest	$-
Income tax paid	$-

F-5

REGENECELL, INC.

NOTES TO JUNE 1, 2023, TO SEPTEMBER 30, 2023

  FINANCIAL STATEMENTS

Note 1 – Organization and Operations

Regenecell, Inc, a Florida corporation, was incorporated on June 9, 2023, and commenced business operations in the third quarter of 2023.  The Company is engaged in the business of providing medical travel services and referrals."

In addition, there are a total of 1,000,000 Shares of Regenecell, Inc. Common Stock issued and outstanding as of September 30, 2023; 400,000 owned by Steven Swank and 600,000 which were transferred from Mr.Swank to KENS on September 30, 2023.

 Note 2 – Summary of Significant Accounting Policies

Basis of Presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Fair Value of Financial Instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements.

To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.
Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.
Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amount of the Company’s financial assets and liabilities, such as cash, prepaid expenses, accounts payable and accrued expenses, approximate their fair value because of the short maturity of those instruments.

Transactions involving related parties cannot be presumed to be carried out on an arm’s-length basis, as the requisite conditions of competitive, free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm’s-length transactions unless such representations can be substantiated.

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less to be cash and cash equivalents.

F-6

Related Parties

The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions. Pursuant to Section 850-10-20 the related parties include: a. affiliates of the Company; b. entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c. trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d. principal owners of the Company; e. management of the Company; f. other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g. other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of financial statements is not required in those statements.

The disclosures shall include: a. the nature of the relationship(s) involved; b. a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c. the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d. amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Commitments and Contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

F-7

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time that these matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

Earnings per Share

Earnings Per Share is the amount of earnings attributable to each share of common stock. For convenience, the term is used to refer to either earnings or loss per share. Earnings per share (“EPS”) is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification. Pursuant to ASC Paragraphs 260-10-45-10 through 260-10-45-16 Basic EPS shall be computed by dividing income available to common stockholders (the numerator) by the weighted-average number of common shares outstanding (the denominator) during the period. Income available to common stockholders shall be computed by deducting both the dividends declared in the period on preferred stock (whether or not paid) and the dividends accumulated for the period on cumulative preferred stock (whether or not earned) from income from continuing operations (if that amount appears in the income statement) and also from net income. The computation of diluted EPS is similar to the computation of basic EPS except that the denominator is increased to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued during the period to reflect the potential dilution that could occur from common shares issuable through contingent shares issuance arrangement, stock options or warrants.

Pursuant to ASC Paragraphs 260-10-45-45-21 through 260-10-45-45-23 Diluted EPS shall be based on the most advantageous conversion rate or exercise price from the standpoint of the security holder. The dilutive effect of outstanding call options and warrants (and their equivalents) issued by the reporting entity shall be reflected in diluted EPS by application of the treasury stock method unless the provisions of paragraphs 260-10-45-35 through 45-36 and 260-10-55-8 through 55-11 require that another method be applied.

Equivalents of options and warrants include non-vested stock granted to employees, stock purchase contracts, and partially paid stock subscriptions (see paragraph 260–10–55–23). Anti-dilutive contracts, such as purchased put options and purchased call options, shall be excluded from diluted EPS. Under the treasury stock method: a. Exercise of options and warrants shall be assumed at the beginning of the period (or at time of issuance, if later) and common shares shall be assumed to be issued. b. The proceeds from exercise shall be assumed to be used to purchase common stock at the average market price during the period. (See paragraphs 260-10-45-29 and 260-10-55-4 through 55-5.) c. The incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) shall be included in the denominator of the diluted EPS computation.

There were no potentially debt or equity instruments issued and outstanding at any time during the period ended September 30, 2023.

Subsequent Events

The Company follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events. The Company will evaluate subsequent events through the date when the financial statements were issued and determined there are no subsequent events to disclose.

F-8

(b) Pro Forma Financial Information

KENILWORTH SYSTEMS CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On September 29, 2023, the Company, Kenilworth Systems Corporation (KENS), completed its acquisition of a 60% controlling-interest in Regenecell, Inc., a Florida corporation,  through a Share Exchange Agreement.  Regenecell  provides professional medical travel services and referrals.

Summary of acquisition agreement:

•

Kenilworth issued Two million (2,000,000) Shares of its Common Stock in exchange for 600,000 Shares of Common Stock of Regenecell, Inc., representing a 60% controlling-interest in Regenecell. The Share Exchange Agreement was made with Mr. Steven Swank, the Founder, President, and sole Shareholder of Regenecell. Through this Share Exchange KENS acquired 60% interest in Regenecell and Mr. Swank will remain the minority shareholder Of Regenecell by holding the remaining 40% of the Shares of Common Stock of Regenecell.

•	Upon the completion of this transaction, Mr. Swank was named a Director and Secretary of KENS.

The notes to the unaudited pro forma condensed combined financial information describe the reclassifications and adjustments to the financial information presented.

The unaudited pro forma condensed combined financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that the Company would have reported had the acquisition been completed as of the dates presented and should not be taken as a representation of the Company’s future consolidated results of operation or financial position.

The unaudited pro forma condensed combined financial statements do not give effect to the potential impact of current financial conditions, regulatory matters or any anticipated synergies, operating efficiencies or cost savings that may be associated with the acquisition. The unaudited pro forma condensed combined financial statements also do not include any integration costs, cost overlap or estimated future transaction costs that the companies expect to incur as a result of the acquisition.

The historical financial information has been adjusted to give effect to events that are directly attributable to the Acquisition, factually supportable and expected to have a continuing impact on the results of the combined company. The adjustments that are included in the following unaudited pro forma condensed combined financial statements are described in Note 3 below, which includes the numbered notes that are marked in those financial statements.

F-1

KENILWORTH SYSTEMS CORPORATION Unaudited Pro Forma Condensed Combined Balance Sheets
	Kenilworth Systems Corporation	Regenecell Inc.	Pro Forma Adjustments	Notes	Pro Forma Combined
ASSETS
Current Assets:
Cash	$702	$636	$—		$1,338
Due from Related Party	40,000	—	—		40,000
Subscription Receivables	5,000	—	—		5,000
Prepaid expense	8,485	—	—		8,485
Note receivables	—	7,026	—		7,026
Total Current Assets	54,187	7,662	—		61,849

Total Assets	$54,187	$7,662	$—		$61,849

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current Liabilities:
Accounts payable and accrued expenses	$4,000	$2,000	$—		$6,000
Due to related parties	120,531	—	—		120,531
Note Payable	7,500	—	—		7,500
Total Current Liabilities	132,031	2,000	—		134,031

Total Liabilities	132,031	2,000	—		134,031

Shareholders’ Equity (Deficit):
Common stock $0.01 par value, 1,000,000,000 shares authorized; 50,004,185 shares issued and outstanding as of June 30, 2023	500,042	500	(500)		500,042
Common stock to be issued	—	—	2,000	(1)	2,000
Additional paid-in-capital	38,744,260	17,136	(1,500)		38,759,896
Accumulated deficit	(39,322,146)	(11,976)	—		(39,334,122)
Total Shareholders’ Deficit	(77,844)	5,662	—	(1)	(72,182

Total Liabilities and Shareholders’ Deficit	$54,187	$7,662	$—		$61,849

F-2

KENILWORTH SYSTEMS CORPORATION Unaudited Pro Forma Condensed Combined Statements of Operations
	Kenilworth Systems Corporation		Regenecell Inc.		Pro Forma Adjustments		Notes	Pro Forma Combined
	$		$		$			$
Revenue		—		6,500		—			6,500
Cost of revenue		—		—		—			—
		—		6,500		—			6,500
Operating Expenses:
Bank charges and fee		6,800		—		—			6,800
Legal and professional fee		11,250		1,674		—			12,924
Research and development fee		13,500		—		—			13,500

Total operating expenses		31,550		1,674		—			33,224

Profit /(Loss) from operations		(31,550		4,826		—			(26,724)

Other Income (Expense):
Total Other Income		—		—		—			—

Net Profit /(Loss)		$(31,550)		$4,826		$—			$(26,724)

Net loss per common share, basic and diluted		$(0.00)							$(0.00)

Weighted average number of common shares outstanding, basic and diluted		50,004,185							50,004,185

F-3

SMC ENTERTAINMENT, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma statement of operations for the periods presented, is based on the financial statements of the Company and Regenecell Inc, after giving effect to the Company’s acquisition of Regenecell that was consummated on September 29, 2023, and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial information.

NOTE 2 - PRO FORMA ADJUSTMENTS

The following pro forma adjustments are included in the Company’s unaudited pro forma condensed combined financial information:

(1) Adjustment to account for the issuance of 2,000,000 shares of Common stock at par.

F-4

Exhibit No.	Description
10.1	Share Exchange Agreement between Kenilworth Systems Corporation and Steven Swank dated September 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENILWORTH SYSTEMS CORPORATION

Date: October 4, 2023	By:	/s/ Dan W. Snyder
	Name:	DAN W. SNYDER
	Title:	President

4